EXHIBIT 21.1

VERDE REALTY

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Jurisdiction of Organization

Builder Finance Holdings, L.L.C.	Delaware

Cento, LLC	Delaware

Contrato de Fideicomiso de Administracion Irrevocable; Number F/619 (Alamar)	Mexico

Contrato de Fideicomiso Irrevocable F/899 (Avante Corning)	Mexico

Contrato de Fideicomiso Irrevocable F/904	Mexico

DCP Phase III LLC	Delaware

Heritage Preserve LLC	Delaware

Mexican Business trust F/00086	Mexico

Mid Cities 35 Building Partners 1, LP	Delaware

Mid Cities 35 G.P., L.L.C.	Delaware

Mid Cities 35 Partners, Ltd.	Texas

Montaraz Phase I LLC	Delaware

Montaraz Phases 4 & 5 LLC	Delaware

Montaraz Phases 5 & 6 LLC	Delaware

Montaraz Phases 6 & 7 LLC	Delaware

MRDA LP	Delaware

Santa Teresa Educational Annex LLC	Delaware

Santa Teresa Single Family Residential, LLC	Delaware

Sunland Park Land Development LLC	Delaware

Verde 100 Lindbergh LLC	Delaware

Verde 201 Anaya LP	Texas

Verde 360 Americas LP	Texas

Verde 401 Avenida Ascension LLC	Delaware

Verde 417 Union LP	Texas

Verde 418 Union LP	Texas

Verde 420 Pan American LP	Texas

Verde 425 Pan American LP	Texas

Verde 455 Pan American LP	Texas

Verde 465 Pan American LP	Texas

Verde 505 Union Pacific LP	Texas

Verde 543 Americas Avenue LP	Texas

Verde 602 Union LP	Texas
Verde 1190 Country Club LLC	Delaware

Verde 1268 Country Club LLC	Delaware

Name of Subsidiary	Jurisdiction of Organization

Verde 1270 Country Club LLC	Delaware

Verde 1290 Country Club LLC	Delaware

Verde 2800 Airport Road LLC	Delaware

Verde 5000 George McVay LP	Texas

Verde 5001 Tanya LP	Texas

Verde 5001 W. Military Highway LP	Texas

Verde 5001-5201 George McVay LP	Texas

Verde 5109 Tanya LP	Texas

Verde 5200 George McVay LP	Texas

Verde 5250 McNutt LLC	Delaware

Verde 5290 McNutt LLC	Delaware

Verde 5340 McNutt Holdings II LLC	Delaware

Verde 5340 McNutt Holdings LLC	Delaware

Verde 5340 McNutt LLC	Delaware

Verde 5700 International Parkway LP	Texas

Verde 5801 George McVay LP	Texas

Verde 6100 International Parkway LP	Texas

Verde 6900 S International Parkway LP	Texas

Verde 9560 Joe Rodriguez Dr LP	Texas

Verde 9580 Joe Rodriguez Dr LP	Texas

Verde 9600-9660 Joe Rodriguez Drive LP	Texas

Verde 9900 Railroad Drive LP	Delaware

Verde 11302 East Point LP	Texas

Verde 12273 Gateway East LP	Texas

Verde 14666 Pacifico Industrial, LLC	Delaware

Verde Aeroparque II Industrial, LLC	Delaware

Verde Alamar S. de R.L. de C.V.	Mexico

Verde Americas Industrial Park LP	Texas

Verde Apartment Communities Construction LP	Texas

Verde Apartment Communities Development LP	Texas

Verde Apartment Communities Property Management LP	Texas

Verde Apartment Services GP LLC	Texas

Verde Apodaca Industrial, LLC	Delaware

Verde Avenida Industrial en Nueva Tijuana Funding LLC	Delaware

Verde Bellas Artes y Norte, LLC	Delaware

Verde Bermudez 731 Industrial LLC	Delaware

Verde Bermudez y Maxwell, LLC	Delaware

Verde Bermudez y Ohm Industrial, LLC	Delaware

Name of Subsidiary	Jurisdiction of Organization
Verde Border Industrial Park LLC	Delaware

Verde Border One and Two LLC	Delaware

Verde Braun Station Apartments LP	Texas

Verde Bravo Industrial, LLC	Delaware

Verde Brushy Creek Apartments LP	Delaware

Verde Chateaux Dijon Apartments LP	Delaware

Verde Chihuahua Industrial, LLC	Delaware

Verde Corporate Realty Services LLC	Delaware

Verde Crownridge LP	Delaware

Verde Culebra Apartments LP	Delaware

Verde Cypress Creek Ranch Apartments LP	Delaware

Verde Fairfield Apartments LP	Delaware

Verde Florida Industrial, LLC	Delaware

Verde Fomento Industrial y del Norte, LLC	Delaware

Verde Grand Medical Center LP	Delaware

Verde Greenbriar Apartments LP	Delaware

Verde Group Employee Partnership	Texas

Verde Hayter Road II LP	Texas

Verde Hayter Road LP	Texas

Verde Heritage Ranch LLC	Delaware

Verde Independencia Industrial S de RL de CV	Mexico

Verde Industrial Tijuana I, LLC	Delaware

Verde International Parkway Land LP	Texas

Verde Joe Battle LP	Delaware

Verde Katy Grand Harbor Apartments Financing LP	Delaware

Verde Katy Grand Harbor Apartments LP	Delaware

Verde Katy Grand Harbor GP LLC	Delaware

Verde KM 78 Industrial, S. de R.L. de C.V.	Mexico

Verde Ladera Apartments LP	Texas

Verde Lakemont Apartments LP	Delaware

Verde Libramiento Aeropuerto, LLC	Delaware

Verde Logistics Railroad LLC	Delaware

Verde McAllen Land LP	Texas

Verde McNutt and Domenici Land LLC	Delaware

Verde Meister Lane LP	Delaware

Verde Mexico Corporate Facilities S de RL CV	Mexico

Verde Mexico S de RL de CV	Mexico

Verde Mission LP	Delaware

Name of Subsidiary	Jurisdiction of Organization
Verde Nasa Apartments LP	Delaware

Verde Northpointe Apartments LP	Delaware

Verde Pan American Center LP	Texas

Verde Panamericana, LLC	Delaware

Verde Panther Creek Apartments LP	Delaware

Verde Pinos y Parque Industrial, LLC	Delaware

Verde Precha E-99 Industrial, LLC	Delaware

Verde Railroad Land LLC	Delaware

Verde Real Estate Investment GP LLC	Delaware

Verde Real Estate Services, L.L.C.	Delaware

Verde Realty Operating Partnership, L.P.	Delaware

Verde Realty TRS, LLC	Delaware

Verde Reynosa Parque Industrial El Puente, LLC	Delaware

Verde Riverwalk Apartments II LP	Delaware

Verde Riverwalk Apartments LP	Texas

Verde SA Interchange LP	Texas

Verde Santa Teresa LLC	Delaware

Verde Shadow Brook Apartments LP	Delaware

Verde Studemont Apartments LP	Delaware

Verde Taguchi #250 Industrial, LLC	Delaware

Verde Tijuana Industrial, LLC	Delaware

Verde Tri County Ltd	Texas

Verde Wells Branch Apartments LP	Delaware

Verde Westover Hills Apartments LP	Delaware

Verde Woodland Hills Apartments LP	Delaware

Verde Woodson Park Apartments Financing LP	Delaware

Verde Woodson Park Apartments LP	Delaware

Verde Woodson Park GP LLC	Delaware

Verde Woodson Park II Apartments LP	Delaware

Verde-Cambridge I, LLC	Delaware

Verde-Cambridge Member I, LLC	Delaware

VM Investments I LLC	Delaware

VM Investments II LLC	Delaware